Filed under Rules 497(e) and 497(k)

Registration No. 002-83631

VALIC COMPANY I

Science and Technology Fund

(the “Fund”)

Supplement dated July 19, 2024, to the Fund’s Summary Prospectus and Prospectus,

each dated October 1, 2023, as supplemented and amended to date

At a meeting held on July 16, 2024 (the “Meeting”), the Board of Directors of VALIC Company I (the “Board”) approved amendments to the Investment Sub-Advisory Agreements between The Variable Annuity Life Insurance Company (“VALIC”) and each of BlackRock Investment Management, LLC (“BlackRock”) and Voya Investment Management Co. LLC (“Voya”) with respect to the Fund. The amendments reduce the subadvisory fees payable by VALIC to BlackRock and Voya with respect to the Fund.

At the Meeting, the Board also approved the continuation of the Amended and Restated Advisory Fee Waiver Agreement between VALIC and the Company, on behalf of the Fund, for a one-year period ending September 30, 2025, pursuant to which VALIC has agreed to waive the Fund’s advisory fees so that the advisory fee payable by the Fund is equal to 0.85% on the first $500 million and 0.80% on assets over $500 million.

Effective September 30, 2024 (the “Effective Date”), Wellington Management Company LLP will cease to be a sub-adviser to the Fund. On the Effective Date, the following changes to the Fund’s Summary Prospectus and Prospectus will become effective:

In the subsection entitled “Fund Summary: Science & Technology Fund – Investment Adviser,” the second paragraph is deleted in its entirety and replaced with the following:

The Fund is subadvised by BlackRock Investment Management, LLC (“BlackRock”) and Voya Investment Management Co. LLC (“Voya IM”).

In the subsection entitled “Fund Summary: Science & Technology Fund – Portfolio Managers,” is deleted in its entirety and replaced with the following:

Name and Title	Portfolio Manager of the Fund Since
Voya IM
Erik Swords Co-Lead Portfolio Manager, Managing Director - Head of Global Technology	2022
Justin Sumner Co-Lead Portfolio Manager, Senior Vice President, Senior Portfolio Manager, and Research Analyst - Equity	2022

Michael A. Seidenberg Senior Vice President, Senior Portfolio Manager - Equity, and Portfolio Manager	2018
BlackRock
Tony Kim Managing Director, Portfolio Manager	2023
Reid Menge Managing Director, Portfolio Manager	2023

In the subsection entitled “Management – Investment Subadvisers,” all references to Wellington as subadviser to the Fund are deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.